UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2023

SERVE ROBOTICS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-56237	85-3844872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

730 Broadway Redwood City, CA	94063
(Address of Principal Executive Offices)	(Zip Code)

(818) 860-1352

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K (the “Form 8-K”) of Serve Robotics Inc. (the “Company”) originally filed by the Company on August 4, 2023 is being filed solely for the purpose of supplementing the historical financial statements and pro forma combined financial information provided under Items 9.01(a) and 9.01(b) in the Form 8-K to include the unaudited financial statements of Serve Operating Co. (formerly known as Serve Robotics Inc.) and its subsidiaries as of prior to the Merger (collectively, “Legacy Serve”) as of and for the six months ended June 30, 2023, and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Serve for the six months ended June 30, 2023. This Amendment No. 1 does not amend any other item of the Form 8-K or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Form 8-K.

Capitalized terms used but not defined herein have the meanings assigned to them in the Form 8-K.

Item 7.01 Regulation FD Disclosure

From time to time, the Company presents or distributes slide presentations to the investment community to provide updates and summaries of its business. The Company is posting a copy of its current corporate investor presentation to the “Investor Relations” portion of its website at https://www.serverobotics.com/invest. The information contained on, or accessible through, the Company’s website is not incorporated by reference into this Current Report on Form 8-K and should not be considered to be a part hereof. A copy of the presentation is furnished as Exhibit 99.9 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K under this Item 7.01, including Exhibit 99.9, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On August 10, 2023, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.8.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited financial statements of Legacy Serve as of and for the six months ended June 30, 2023 are included as Exhibit 99.5 and are incorporated by reference into this Item 9.01. Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Serve for the six months ended June 30, 2023 is also included as Exhibit 99.6 and is incorporated by reference into this Item 9.01.

(b) Pro Forma Financial Information

The unaudited pro forma combined financial information of the Company and Legacy Serve as of and for the six months ended June 30, 2023 is set forth in Exhibit 99.7 hereto and is incorporated herein by reference into this Item 9.01.

(e) List of Exhibits.

Exhibit Number	Description

99.5	Unaudited financial statements of Serve Operating Co. as of and for the six months ended June 30, 2023.

99.6	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Serve Operating Co. for the six months ended June 30, 2023.

99.7	Unaudited pro forma combined financial information of Serve Robotics Inc. and Legacy Serve as of and for the six months ended June 30, 2023.

99.8	Press release, dated August 10, 2023.

99.9	Serve Robotics Inc. Investor Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Serve Robotics Inc.

Dated: August 16, 2023	/s/ Ali Kashani
Ali Kashani
Chief Executive Officer and Director

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